FIDELITY INCOME PLUS

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2001

Effective on or about December 12, 2011, the following subaccounts (the “subaccounts”) will be closed to new investments:

•	Fidelity VIP Equity-Income Portfolio
•	Fidelity VIP Growth Portfolio

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Fidelity Income Plus dated May 1, 2001